Mergers and Acquisitions (Details) - Schedule of fair value of MALKA’s acquired assets and liabilities - USD ($) $ in Thousands	Feb. 17, 2022	Nov. 15, 2021
Assets
Cash and cash equivalents	$ 4,501	$ 51
Property and equipment	441	1,281
Intangible assets	190,320	17,780
Goodwill	109,375	30,976
Other assets		4,858
Total assets	317,854	54,946
Liabilities:
Accounts payable and accrued liabilities		2,261
Total liabilities	46,824	2,261
Net assets and liabilities acquired	$ 271,030	$ 52,685